SALOMON BROTHER SERIES FUNDS INC

ON BEHALF OF

SALOMON BROTHERS STRATEGIC BOND FUND

SUPPLEMENT DATED FEBRUARY 1, 2006

TO THE

PROSPECTUS DATED APRIL 29, 2005, AS AMENDED

Effective February 1, 2006, Detlev Schlichter and Andres Sanchez-Balcazar have joined the portfolio management team of Citigroup Asset Management Limited (“CAM Ltd.”), sub-adviser to Salomon Brothers Strategic Bond Fund (the “Fund”), a series of Salomon Brothers Series Funds Inc, and the Fund. Messrs. Schlichter and Sanchez-Balcazar also continue to be portfolio managers associated with Western Asset Management Company Limited (“Western Asset”), which, like Salomon Brothers Asset Management Inc, the Fund’s investment manager, and CAM Ltd., is a subsidiary of Legg Mason, Inc. David Scott is no longer a member of the team managing the Fund.

The following information supplements and supersedes any contrary information under the heading “Management” in the Prospectus:

Portfolio Manager/Portfolio Management Team Members, Title	Portfolio Manager Since	Past 5 years’ business experience
Detlev Schlichter, CAM Ltd.	2006	Co-portfolio manager of the Fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; Portfolio manager associated with Western Asset since 2001; Director of European Bond Team of Merrill Lynch Investment Managers from 1998 to 2001.

Andres Sanchez-Balcazar, CAM Ltd.	2006	Co-portfolio manager of the Fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; Portfolio manager associated with Western Asset since 2005; Director of European Bond Team of Merrill Lynch Investment Managers from 2000 to 2004.

SAM # 0839